UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 25, 1997





                     U.S. RESTAURANT PROPERTIES MASTER L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   DELAWARE                     1-9079                          41-1541631
(STATE OF OTHER        (COMMISSION FILE NUMBER)              (I.R.S. EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
INCORPORATION OR
ORGANIZATION)


                              5310 Harvest Hill Rd.
                                Suite 270, LB 168
                               Dallas, Texas 75230
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                  972-387-1487
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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                     U.S. RESTAURANT PROPERTIES MASTER L.P.



Explanatory Note............................................................. 3

Item 7. Financial Statements, Pro Forma Information and Exhibits............. 3


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EXPLANATORY NOTE

U.S. Restaurant Properties Master L.P., a Delaware limited partnership (the "Partnership") hereby admends its Form 8-K dated July 25, 1997 as filed with the Securities and Exchange Commission on October 15, 1997 as follows:

The Partnership hereby submits the consents of Deloitte & Touche LLP, Schechter Dokken Kanter Andrews & Selcer Ltd, and Brady Martz & Associates, P.C. as exhibits to the Form 8-K dated July 25, 1997.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


           a) Financial Statements (Previously reported on Form 8-K)

           b) Pro Forma Financial Information (Previously reported on Form 8-K)

           c) Exhibits

               23.1  Consent of Deloitte & Touche LLP
               23.2  Consent of Schechter Dokken Kanter Andrews & Selcer Ltd
               23.3  Consent of Brady Martz & Associates, P.C.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  October 27, 1997               U.S. RESTAURANT PROPERTIES MASTER L.P.

                                     By: QSV PROPERTIES, INC.
                                            its Managing General Partner






                                      By:     /s/ Robert J. Stetson
                                          __________________________________
                                            Robert J. Stetson
                                            President, Chief Executive Officer





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